Exhibit 99.2


                  CERTIFICATION PURSUANT TO
       18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 2002 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The  Report fully complies with the requirements  of
     Section 13(a) or Section 15(d) of the Securities Exchange
     Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Robert L. Steer
                                 Robert L Steer, Senior Vice President,
                                 Treasurer and Chief Financial Officer